SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schwab Fundamental Index* Funds

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, as supplemented May 5, 2014, and July 1, 2014, and Statement of Additional Information (“SAI”) dated February 28, 2014, as supplemented May 5, 2014

Schwab Equity Index Funds®

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab International Index Fund®

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, as supplemented July 1, 2014, and SAI dated February 28, 2014

(collectively, the “Funds”)

This supplement provides new and additional information beyond that contained in the above-referenced Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

Effective November 21, 2014, Ron Toll will no longer serve as a portfolio manager for the Funds. Therefore all references to Ron Toll in the Funds’ Prospectuses and SAIs are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG83817-00 (11/14) © 2014 All Rights Reserved 00130309

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC